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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                December 20, 2005

                                   TVIA, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                  0-30539                 94-3175152
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 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)         Identification No.)

  4001 Burton Drive, Santa Clara, California                     95054
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   (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (408) 982-8588

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Dismissal of PricewaterhouseCoopers LLP

     On December 20, 2005, the Audit Committee of the Board of Directors of Tvia, Inc. (the "Company") dismissed PricewaterhouseCoopers LLP ("PwC") as its independent registered public accounting firm, effective immediately.


     PwC's reports on the Company's financial statements for the fiscal years ended March 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.


     During the fiscal years ended March 31, 2005 and 2004, and through December 20, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC's satisfaction, would have caused PwC to make reference thereto in its reports on the financial statements for such years. During the period described in the preceding sentence, there were no "reportable events" (as defined in the Securities and Exchange Commission Regulation S-K, Item 304 (a)(1)(v)).


     The Company provided PwC with a copy of the above disclosures and requested PwC to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Attached as
     Exhibit 16.1 is a copy of the PwC letter to the Securities and Exchange Commission.

(b)  Engagement of BDO Seidman, LLP

     On December 20, 2005, the Audit Committee of the Board of Directors of the Company engaged BDO Seidman, LLP ("BDO") as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2006. During the fiscal years ended March 31, 2005 and March 31, 2004 and through December 20, 2005 neither the Company nor anyone acting on its behalf consulted with BDO regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item.

     The Company has requested that BDO review this Form 8-K and provided BDO the opportunity to furnish a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company. BDO has advised the Company that it has reviewed this Form 8-K and has no basis on which to submit a letter addressed to the Securities and Exchange Commission in response to
     Item 304 of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

     (a)   Not applicable.

     (b)   Not applicable.

     (c)   Not applicable

     (d) Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated December 27, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Tvia, Inc.
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                                              (Registrant)

Date December 27, 2005
                                              By: /s/ Diane Bjorkstrom
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                                                  Diane Bjorkstrom
                                                  Chief Financial Officer
                                                  (Principal Financial Officer
                                                  and Duly Authorized Signatory)